SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              MSB FINANCIAL CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



     United States                                         34-1981437
-----------------------                                  -------------
(State of Incorporation                                  (IRS Employer
    or Organization)                                    Identification No.)


1902 Long Hill Road, Millington, New Jersey                07946
-------------------------------------------                -----
(Address of Principal Executive Offices)                (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class            Name of Each Exchange on Which
         To be so Registered            Each Class is to be Registered
         -------------------            ------------------------------

            Common Stock                 The NASDAQ Stock Market LLC

If this form relates to the registration of a class of          If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the                     Exchange securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to General               Instruction Act and is effective pursuant to General
Instruction A.(c), please check the following box |X|           A.(d), please check the following box |_|

Securities Act registration  statement file number to which this form relates: 333-137294

Securities to be registered pursuant to Section 12(g) of the Act:    None


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------

Item 1.  Description of Registrant's Securities to be Registered

         The information set forth under the captions "Description of Capital Stock" and "Restrictions on Acquisition of MSB Financial Corp." contained in the Registrant's prospectus filed pursuant to Rule 424(b) is incorporated by reference into this registration statement.

Item 2.  Exhibits

3.1      Charter of MSB Financial Corp.*

3.2      Bylaws of MSB Financial Corp.**

____________
*        Incorporated   by  reference   to  Exhibit  3.1  to  the   Registrant's
         Registration Statement on Form S-1 (File No. 333- 137294) filed with the Securities and Exchange Commission on September 13, 2006.

**       Incorporated   by  reference   to  Exhibit  3.2  to  the   Registrant's
         Registration Statement on Form S-1 (File No. 333- 137294) filed with the Securities and Exchange Commission on September 13, 2006.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     MSB FINANCIAL CORP.


Date: January 4, 2007                By:   /s/Gary T. Jolliffe
                                           -------------------------------------
                                           Gary T. Jolliffe
                                           President and Chief Executive Officer